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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and "Selected Financial Data" and to the use of our report dated May 6, 1994, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Sapient Corporation for the registration of 1,196,000 shares of its common stock.


                                          ERNST & YOUNG LLP

Boston, Massachusetts

October 7, 1996